UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2019

Golden Queen Mining Co. Ltd.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-21777	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

#2300 – 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2

(Address of Principal Executive Offices, and Zip Code)

(778) 373-1557

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	OTCQX:GQMNF	None

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2019, Golden Queen Mining Co. Ltd. (the “Company”) held an annual general and special meeting of shareholders (the “Meeting”). The matters acted upon at the Meeting are described in more detail in the Company’s proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 11, 2019, pursuant to which proxies were solicited (the “Information Circular”).

The results of the Meeting were as follows:

A total of 265,793,953 common shares were voted, representing 88.57% of the outstanding common shares. All resolutions proposed in the notice calling the meeting were approved. The percentage of votes cast for each is as follows:

Proposal 1 - Number of Directors

The number of directors for the Board of Directors of the Company was set as three.

Votes of shares for	% votes cast	Votes against	% votes cast
215,794,898	98.36%	3,593,132	1.64%

Proposal 2 - Election of Directors

Each of the nominee directors listed in the Company's Information Circular was elected as a director, without a vote by ballot being conducted. Golden Queen received proxies directing voting on the three directors nominated for election as set forth in the table below:

Name of nominee	Votes for	% votes cast	Votes withheld/abstain	% votes cast
Paul M. Blythe	213,958,773	97.53%	5,429,257	2.47%
Bryan A. Coates	213,481,477	97.31%	5,906,553	2.69%
Bernard Guarnera	213,522,601	97.33%	5,865,429	2.67%

Proposal 3 - Appointment of Auditors

According to proxies received and a vote by show of hands, PricewaterhouseCoopers LLP was appointed as the Company's auditors until the next general meeting of shareholders or until a successor is appointed and the directors were authorized to fix the auditors' remuneration.

Votes of shares for	% votes cast	Votes withheld/abstain	% votes cast
261,433,050	98.36%	4,360,903	1.64%

Proposal 4 – Approval of the Company’s Stock Option Plan

According to proxies received and a vote by show of hands, the Company’s Stock Option Plan is approved and the Company continues to have the ability to grant options under the Plan until May 13, 2022.

Votes of shares for	% votes cast	Votes against	% votes cast
170,830,141	77.87%	48,557,889	22.13%

Proposal 5 – Approval of the Sale of the Soledad Mountain Project

According to the proxies received and a vote by show of hands, the sale of the Soledad Mountain Project is approved and the Company will proceed with the share purchase agreement described in the Information Circular.

Votes of shares for	% votes cast	Votes against	% votes cast
212,246,238	96.74%	7,141,792	3.26%

Proposal 6 – Approval of Share Consolidation

According to the proxies received and a vote by show of hands, the consolidation of the Company’s shares on the basis of ten existing shares for each one post-consolidation share is approved.

Votes of shares for	% votes cast	Votes against	% votes cast
214,275,012	97.67%	5,113,018	2.33%

Say on Pay Advisory Voting

The shareholders were asked to consider the Advisory Say on Pay resolution to approve the Company’s approach to executive compensation as disclosed in the Information Circular (‘say on pay’). This resolution was approved with 85.51% of votes cast in favour.

Votes of shares for	% votes cast	Votes against	% votes cast
187,672,098	85.51%	31,792,281	14.49%

Shareholders also approved future Say-on-Pay voting being held every 3 years.

1 Year	2 Years	3 Years	Withheld/ Abstain	% of Votes Cast – 1 Year	% of Votes Cast – 2 Years	% of Votes Cast – 3 Years	Withheld/ Abstain
30,893,451	151,494	185,884,925	2,534,309	14.08%	0.07%	84.70%	1.15%

Item 7.01 Regulation FD Disclosure.

On May 13, 2019, the Company issued a press release entitled “Golden Queen ANNOUNCES voting results of 2019 annual general and special meeting.” A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained in the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Golden Queen Mining Co. Ltd. dated May 13, 2019*

* The information contained in the press release is hereby deemed furnished to not filed with the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN QUEEN MINING CO. LTD.

Date: May 15, 2019	By:	/s/ Brenda Dayton
Brenda Dayton Corporate Secretary